                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Small Company Stock Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the 5-year and Life of Fund periods shown for Class A and C shares and for all periods shown for Class B shares reflect a contractual fee and/or expense waiver. Without this waiver, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Small Company Stock Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	19.45%	16.86%	7.36%	7.17%
Class B	18.47%	15.88%	6.47%	6.29%
Class C	18.51%	15.91%	6.50%	6.32%
Russell 2000 Index+	18.77%	13.71%	7.41%	7.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/04	$ 24.87	$ 24.20	$ 24.21
9/30/03	$ 21.43	$ 21.03	$ 21.04
Distribution Information: Twelve Months Capital Gains Short Term	$ .39	$ .39	$ .39
Long Term	$ .31	$ .31	$ .31

Class A Lipper Rankings - Small-Cap Core Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	303	of	541	56
3-Year	91	of	434	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Stock Fund - Class A [] Russell 2000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,258	$15,041	$13,444	$16,027
	Average annual total return	12.58%	14.58%	6.10%	6.35%
Class B	Growth of $10,000	$11,547	$15,361	$13,582	$15,967
	Average annual total return	15.47%	15.38%	6.31%	6.29%
Class C	Growth of $10,000	$11,851	$15,574	$13,699	$15,997
	Average annual total return	18.51%	15.91%	6.50%	6.32%
Russell 2000 Index+	Growth of $10,000	$11,877	$14,705	$14,296	$17,111
	Average annual total return	18.77%	13.71%	7.41%	7.26%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP of the Scudder Small Company Stock Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/04
Scudder Small Company Stock Fund	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	19.70%	17.15%	7.64%	7.46%
Class S	19.80%	17.19%	7.66%	7.47%
Russell 2000 Index+	18.77%	13.71%	7.41%	7.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/04	$ 25.09	$ 25.10
9/30/03	$ 21.57	$ 21.56
Distribution Information: Twelve Months Capital Gains Short Term	$ .39	$ .39
Long Term	$ .31	$ .31

Class AARP Lipper Rankings - Small-Cap Core Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	294	of	541	55
3-Year	81	of	434	19
5-Year	226	of	309	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Stock Fund - Class AARP [] Russell 2000 Index+

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000	$11,970	$16,077	$14,449	$17,352
	Average annual total return	19.70%	17.15%	7.64%	7.46%
Class S	Growth of $10,000	$11,980	$16,093	$14,463	$17,369
	Average annual total return	19.80%	17.19%	7.66%	7.47%
Russell 2000 Index+	Growth of $10,000	$11,877	$14,705	$14,296	$17,111
	Average annual total return	18.77%	13.71%	7.41%	7.26%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 970.30	$ 966.40	$ 966.90	$ 971.70	$ 972.10
Expenses Paid per $1,000*	$ 7.59	$ 11.62	$ 11.48	$ 6.33	$ 5.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,017.36	$ 1,013.25	$ 1,013.40	$ 1,018.64	$ 1,019.10
Expenses Paid per $1,000*	$ 7.77	$ 11.90	$ 11.75	$ 6.49	$ 6.03

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Small Company Stock Fund+	1.54%	2.36%	2.33%	1.28%	1.19%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Small Company Stock Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Stock Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Head of global and tactical asset allocation.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 16 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

• Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

• Joined the fund in 2003.

In the following interview, Lead Portfolio Managers Janet Campagna and Robert Wang address the economy, the management team's approach and the resulting performance of Scudder Small Company Stock Fund for the one-year period October 1, 2003 through September 30, 2004.

Q: How would you characterize the market environment during the period?

A: Political and economic concerns weighed heavily on investors, resulting in pronounced market volatility. The period began with reports of robust corporate earnings and a pickup in the economy that sent stock markets higher. After having climbed briskly for several quarters, the market reversed in March of 2004. Sluggish employment growth, renewed terrorism fears and early indications of a closer-than-expected presidential campaign challenged investor sentiment and led to the first significant decline in the US stock market in more than a year.

The stock market continued to seesaw throughout the second and third quarters as good news about corporate earnings was offset by geopolitical tensions and rising energy prices.

Investors continued to favor small-capitalization stocks over their larger counterparts. The Russell 2000 Index (generally used to gauge performance of small-cap stocks) gained 18.77%, while the Standard & Poor's 500 index (generally used to measure performance of the broader large-capitalization stock market) grew 13.87%, for the one year ended September 30, 2004.1 Among small-cap stocks, value stocks (stocks that, for one reason or another, have fallen out of favor with investors, resulting in prices below what might be considered fair value given the fundamental quality and earnings potential of the issuing companies) dramatically outperformed growth stocks (stocks whose earnings are expected to grow at a rate exceeding the market average). The Russell 2000 Value Index gained 25.66% versus the Russell 2000 Growth Index, which was up 11.92% also for the period.2

1 Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Standard & Poor's 500 index is an unmanaged group of stocks generally representative of the US stock market. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.

Q: How did the fund perform during the period?

A: Scudder Small Company Stock Fund Class A shares rose 19.45% (unadjusted for sales charges which, if included, would have reduced returns). This fund provides other share classes. The fund outpaced the 18.77% total return of its benchmark, the Russell 2000 Index, but trailed the 20.52% average total return of its peers in the Small-Cap Core Funds category, as tracked by Lipper Inc.3 (Please see pages 3 through 7 for more performance of other share classes and more complete performance information.)

2 Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. Index returns assume reinvestment of all distributions and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Russell 2000 Growth Index measures the performance of small companies with a greater-than-average growth orientation as compared with the overall market. Index returns assume reinvestment of all distributions and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Lipper Small-Cap Core Funds category is a group of mutual funds that typically invest at least 75% of their assets in small-cap companies. Small-cap core funds have more latitude in the companies in which they invest.

We are pleased overall with the fund's strong positive results during the period, especially as compared to the benchmark - our primary measure of performance. The investment team's objective is to deliver returns that consistently exceed the benchmark while mitigating risk to the extent possible. The investment team's goal is to accomplish this mainly through stock selection.

Looking analytically at performance during the period, we see that virtually all the fund's gains relative to the benchmark were due to adept stock selection. Many of the stocks in which the fund was overweight (holding a proportionately greater share of assets relative to the benchmark) outperformed the average return of their industry peer groups. Conversely, many of the stocks in which the fund was underweight (holding a proportionately smaller share of assets relative to the benchmark) did not keep pace with the average return of their industry peers. Further, not owning some of the poorest-performing names held by the benchmark index also aided fund performance. We believe this was achieved by the management team's disciplined approach to seeking small-cap companies with strong fundamentals (growth, revenues, earnings, capital structure, etc.), good quality earnings and continued above-average growth prospects relative to their industry peers.

Because of the fund's generally more conservative risk management strategy as compared to many of its competitors, we tend to use peer comparisons as a secondary measure of performance. While we are somewhat disappointed that the fund slightly underperformed its peers during the period, we are satisfied with its longer-term track record. Among its peers in the Small-Cap Core Funds category, the fund's Class A shares ranked 303 out of 541 funds for the period and 91 out of 434 funds for the three years ended September 30, 2004, according to Lipper Inc.

Q: Before we discuss specific performance attributes, will you remind us of how the team selects stock?

A: Stock selection is the cornerstone of our investment process. We have developed a proprietary model that enables us to analyze a broad universe of stocks in an effort to find those that we believe will outperform their industry peers over time. In the case of Scudder Small Company Stock Fund, our universe includes those stocks that comprise the fund's benchmark - the Russell 2000 Index, which tracks 2,000 small US stocks.

We begin by sorting these stocks into 24 clearly defined industry groups to facilitate "apples to apples" comparisons. Next we compare the stocks based on current and historical data, including valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which is indicated by such data as volume of shares traded and fluctuations in stock price. Our model synthesizes all this information and produces a ranking of stocks with the greatest potential to outperform and, likewise, underperform their industry peers. It also creates an "optimal" portfolio, suggesting stocks to be added to or dropped from the fund as well as changes in the proportions of individual stocks held. We carefully analyze our model's suggestions, double-checking data and seeking additional information that may be pertinent. This step-by-step approach leads to a portfolio comprised of roughly 300 to 325 stocks, which is rebalanced twice each month.

By using this model, we are able to analyze a far greater number of stocks than can most traditional active portfolio managers, who rely primarily on their own talent and experience as well as the analytical skills of research professionals to assess each stock. Our approach, we believe, provides the best way to reduce risk by choosing stocks that are attractively valued in an objective, consistent and repeatable manner.

Q: Which stocks contributed most to fund performance during the period?

A: Among individual stocks, three names stand out:

• Southwestern Energy Co. is an integrated energy company primarily engaged in the exploration and production of natural gas. Rising energy prices and increased production volumes resulted in surging company revenues. Further, the company recently has worked to further increase gas and oil supplies. Analysts during the period lauded the move, driving the stock price higher.

• Range Resources Corp. is engaged in the exploration, development and acquisition of oil and gas properties, primarily in the Southwestern, Gulf Coast and Appalachian regions. The company saw its cash flows reach a nine-year high during the period. In addition, to increase their production capacity the company acquired Great Lakes Energy Partners LLC. The move was considered positive in light of rising energy costs.

• R & G Financial Corp. is a chartered financial holding company that owns and operates R-G Premier Bank of Puerto Rico and R & G Mortgage. The company operates more than 30 bank branches and the second-largest mortgage financing company in the Commonwealth of Puerto Rico. The stock made great strides based on heavy real estate demand and little property supply as well as new construction activity. Also benefiting the company was the recent growth of Puerto Rico's tourist business, as US travelers seek alternative vacation destinations closer to home. Analyst estimates for the stock continue to trend higher. During the period the company announced a 30% increase in its quarterly dividend.

Q: Which stocks detracted from performance?

A: The three stocks that were most disappointing during the period were:

• The Pep Boys - Manny, Moe & Jack distributes automotive parts and accessories and offers auto maintenance and other services. Falling auto-service revenues and economic weakness led to earnings shortfalls. We sold the stock from the portfolio in late September.

• Payless Shoesource Inc. is a retail provider of footwear for men, women and children. The company during the period was forced to close more than 700 stores in an effort to cut costs due to declining same store sales and overall profitability. The fund no longer holds this stock.

• FileNet Corporation develops, markets, sells and supports software platforms and frameworks to help organizations effectively manage their business contacts and information vital to operations. Sales revenue fell short of forecasts after a number of deals failed to close as expected. FileNet remains attractive relative to its peers, and we continue to hold the stock.

Q: Do you have any closing comments for shareholders?

A: The market's renewed focus on both quality and value during the period was particularly beneficial to the fund. We are pleased with the fund's performance and its current positioning. We will continue to utilize a balanced approach to stock selection to help us pinpoint timely market opportunities in the small-cap core category.

As always, we thank our shareholders for their continued support. We look forward to continuing to work together with them to achieve their long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Asset Allocation	9/30/04	9/30/03

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/04	9/30/03

Financials	21%	21%
Information Technology	17%	21%
Consumer Discretionary	15%	16%
Industrials	14%	16%
Health Care	14%	13%
Energy	7%	4%
Materials	7%	4%
Consumer Staples	2%	1%
Utilities	2%	2%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2004 (8.3% of Portfolio)
1. Southwestern Energy Co. Distributor of natural gas and oil	.9%
2. Energen Corp. Producer and distributor of natural gas	.9%
3. Houston Exploration Co. Explorer and developer of natural gas and oil properties	.9%
4. R & G Financial Corp. "B" Operator of a holding company for banks	.8%
5. American Greetings Corp. "A" Provider of household fixtures	.8%
6. Corn Products International, Inc. Producer of sweeteners and starches	.8%
7. East West Bancorp. Inc. Provider of commercial banking services	.8%
8. Denbury Resources, Inc. Developer, operator and explorer of oil and gas properties	.8%
9. Cimarex Energy Co. Producer of crude oil & natural gas	.8%
10. Tredegar Crop. Manufactures plastic films and aluminum extrusions	.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 14.6%
Auto Components 1.6%
Cooper Tire & Rubber Co.	50,400	1,016,568
Hayes Lemmerz International, Inc.*	25,100	255,016
Midas, Inc.*	21,400	346,680
Stoneridge, Inc.*	22,900	322,890
Tenneco Automotive, Inc.*	43,200	565,920
		2,507,074
Automobiles 0.5%
Monaco Coach Corp.	34,300	742,595
Hotels Restaurants & Leisure 2.9%
Alliance Gaming Corp.*	26,000	391,560
California Pizza Kitchen, Inc.*	22,900	500,365
CEC Entertainment, Inc.*	26,150	961,012
CKE Restaurants, Inc.*	61,800	682,890
Dave & Buster's, Inc.*	13,700	260,026
Jack in the Box, Inc.*	35,400	1,123,242
Multimedia Games, Inc.*	38,700	599,850
		4,518,945
Household Durables 1.2%
American Greetings Corp. "A"	50,200	1,261,024
Blyth, Inc.	7,100	219,390
WCI Communities, Inc.*	18,000	419,400
		1,899,814
Internet & Catalog Retail 1.2%
Coldwater Creek, Inc.*	31,750	662,623
drugstore.com, Inc.*	26,100	89,262
J. Jill Group, Inc.*	38,000	754,300
Priceline.com, Inc.*	16,000	354,720
		1,860,905
Leisure Equipment & Products 0.3%
Arctic Cat, Inc.	5,600	145,320
Escalade, Inc.	12,500	173,625
RC2 Corp.*	5,300	174,370
		493,315
Media 2.0%
Journal Communications, Inc. "A"	12,600	221,004
LodgeNet Entertainment Corp.*	7,600	100,320
R.H. Donnelly Corp.*	21,500	1,061,240
Salem Communications Corp. "A"*	1,800	45,576
Scholastic Corp.*	34,200	1,056,438
Thomas Nelson, Inc.	28,900	564,995
		3,049,573
Multiline Retail 0.2%
Stage Stores, Inc.*	10,900	372,998
Specialty Retail 3.7%
Aaron Rents, Inc.	40,775	887,264
Aeropostale, Inc.*	35,000	917,000
Charlotte Russe Holding, Inc.*	48,900	561,372
Haverty Furniture Companies, Inc.	38,800	680,552
Select Comfort Corp.*	60,700	1,104,740
Stein Mart, Inc.*	51,600	785,352
The Children's Place Retail Stores, Inc.*	29,900	714,909
The Gymboree Corp.*	10,700	154,080
		5,805,269
Textiles, Apparel & Luxury Goods 1.0%
Brown Shoe Co., Inc.	5,500	137,830
Guess?, Inc.*	38,400	683,904
Skechers U.S.A., Inc. "A"*	44,400	644,688
		1,466,422
Consumer Staples 2.2%
Beverages 0.3%
Boston Beer Co., Inc. "A"*	7,900	199,080
Peet's Coffee & Tea, Inc.*	9,300	217,527
		416,607
Food Products 1.4%
Corn Products International, Inc.	26,400	1,217,040
J & J Snack Foods Corp.*	13,100	561,728
Smart & Final, Inc.*	21,200	355,312
		2,134,080
Household Products 0.3%
Hooker Furniture Corp.	4,900	135,387
Rayovac Corp.*	12,000	316,200
		451,587
Personal Products 0.2%
Nutraceutical International Corp.*	26,800	377,612
Energy 7.0%
Energy Equipment & Services 0.1%
Maverick Tube Corp.*	7,600	234,156
Oil & Gas 6.9%
Callon Petroleum Co.*	39,800	504,664
Cimarex Energy Co.*	33,800	1,180,972
Comstock Resources, Inc.*	16,200	338,904
Denbury Resources, Inc.*	47,200	1,198,880
Energy Partners Ltd.*	60,700	988,196
Giant Industries, Inc.*	38,700	940,410
Houston Exploration Co.*	22,400	1,329,440
Magnum Hunter Resources, Inc.*	14,900	171,946
Range Resources Corp.	26,800	468,732
Southwestern Energy Co.*	33,800	1,419,262
Spinnaker Exploration Co.*	7,700	269,808
Tesoro Petroleum Corp.*	29,500	871,135
Vintage Petroleum, Inc.	50,200	1,007,514
		10,689,863
Financials 20.1%
Banks 9.9%
AMCORE Finanical, Inc.	12,400	351,912
Bank of the Ozarks, Inc.	19,800	588,654
BankUnited Financial Corp. "A"*	8,300	241,945
Cathay Bancorp, Inc.	14,000	520,660
City Holding Co.	7,700	253,253
Community Bank System, Inc.	7,600	190,988
Corus Bankshares, Inc.	2,600	112,138
Downey Financial Corp.	20,200	1,110,192
East West Bancorp, Inc.	35,800	1,202,522
Euronet Worldwide, Inc.*	17,700	331,344
Fidelity Bancshares, Inc.	5,400	200,826
First Charter Corp.	1,600	38,672
First Financial Bankshares, Inc.	2,300	92,368
First Midwest Bancorp, Inc.	7,000	241,920
First Republic Bank	22,400	1,030,400
Flagstar Bancorp., Inc.	3,200	68,096
Greater Bay Bancorp.	14,200	408,250
Hancock Holding Co.	9,100	289,289
Hanmi Financial Corp.	10,100	305,020
IBERIABANK Corp.	6,400	369,408
NetBank, Inc.	30,000	300,300
New Century Financial Corp.*	15,500	933,410
OceanFirst Financial Corp.	5,000	121,300
Old National Bancorp.	4,000	99,360
Oriental Finance Group, Inc.	9,900	267,894
Pacific Capital Bancorp	10,533	311,566
PFF Bancorp., Inc.	16,200	619,974
Prosperity Bancshares, Inc.	6,000	160,320
Provident Bankshares Corp.	6,700	224,785
R & G Financial Corp. "B"	32,850	1,269,653
Republic Bancorp., Inc.	11,703	180,226
Seacoast Banking Corp. of Florida	7,080	151,229
Silicon Valley Bancshares*	12,300	457,191
Southwest Bancorporation of Texas, Inc.	4,542	91,476
Sterling Financial Corp.*	5,060	178,314
Texas Regional Bancshares, Inc. "A"	12,773	397,097
UMB Financial Corp.	5,000	238,350
WesBanco, Inc.	5,700	165,756
Westamerica Bancorporation	3,300	181,137
Wintrust Financial Corp.	11,350	650,128
WSFS Financial Corp.	9,400	470,000
		15,417,323
Consumer Finance 0.5%
Cash America International, Inc.	31,600	772,936
Diversified Financial Services 1.9%
Accredited Home Lenders Holding Co.*	22,400	862,848
Education Lending Group, Inc.*	10,900	161,102
FirstFed Financial Corp.*	23,600	1,153,568
Metris Companies, Inc.*	34,700	339,366
Walter Industries, Inc.	29,000	464,580
		2,981,464
Insurance 1.6%
Philadelphia Consolidated Holding Corp.*	17,200	948,064
Stewart Information Services Corp.	5,700	224,580
The Midland Co.	4,600	125,810
UICI	29,600	969,104
Zenith National Insurance Corp.	7,400	313,094
		2,580,652
Real Estate 6.2%
Alexandria Real Estate Equities, Inc, (REIT)	6,200	407,464
Anthracite Capital, Inc. (REIT)	9,200	102,304
Brandywine Realty Trust (REIT)	17,500	498,400
Capital Automotive (REIT)	9,900	309,573
Capstead Mortgage Corp. (REIT)	10,600	131,970
CarrAmerica Realty Corp. (REIT)	17,400	568,980
Colonial Properties Trust (REIT)	2,500	100,550
Commercial Net Lease Realty (REIT)	10,900	198,598
Cousins Properties, Inc. (REIT)	7,700	264,187
Essex Property Trust, Inc. (REIT)	6,500	467,025
First Industrial Realty Trust, Inc. (REIT)	4,400	162,360
Glimcher Realty Trust (REIT)	5,900	143,370
Heritage Property Investment Trust (REIT)	7,600	221,692
Highwoods Properties, Inc. (REIT)	18,000	442,980
Home Properties, Inc. (REIT)	12,300	486,588
Kilroy Realty Corp. (REIT)	10,300	391,709
Kramont Realty Trust (REIT)	12,300	228,780
LNR Property Corp.	6,400	396,224
Manufactured Home Communities, Inc. (REIT)	7,100	236,004
Nationwide Health Properties, Inc. (REIT)	19,200	398,400
Pennsylvania Real Estate Investment Trust (REIT)	5,300	204,898
Prentiss Properties Trust (REIT)	15,500	558,000
PS Business Parks, Inc. (REIT)	2,900	115,565
RAIT Investment Trust (REIT)	3,100	84,785
Realty Income Corp. (REIT)	5,500	247,665
Redwood Trust, Inc. (REIT)	3,400	212,228
Sovran Self Storage, Inc. (REIT)	9,200	360,456
Summit Properties, Inc. (REIT)	16,500	446,325
Sun Communities, Inc. (REIT)	6,800	266,492
Tanger Factory Outlet Centers, Inc. (REIT)	5,500	246,290
Taubman Centers, Inc. (REIT)	18,900	488,187
Washington Real Estate Investment Trust (REIT)	9,100	275,730
		9,663,779
Health Care 13.3%
Biotechnology 1.3%
Albany Molecular Research, Inc.*	36,200	347,520
deCODE Genetics, Inc.*	22,300	167,919
Kos Pharmaceuticals, Inc.*	17,700	630,297
Serologicals Corp.*	25,700	599,581
Third Wave Technologies*	28,100	193,328
		1,938,645
Health Care Equipment & Supplies 3.2%
Align Technology, Inc.*	34,500	527,160
American Medical Systems Holdings, Inc.*	10,400	377,208
Haemonetics Corp.*	16,400	538,576
Hologic, Inc.*	2,800	53,956
Immucor, Inc.*	27,000	668,250
Integra LifeSciences Holdings Corp.*	19,800	635,778
Mentor Corp.	8,000	269,440
Sola International, Inc.*	9,700	184,785
Ventana Medical Systems, Inc.*	19,400	978,536
Wright Medical Group, Inc.*	28,600	718,432
		4,952,121
Health Care Providers & Services 5.4%
Allscripts Heathcare Solutions, Inc.*	71,700	645,300
Amedisys, Inc.*	29,300	877,535
America Service Group, Inc.*	15,300	627,912
Apria Healthcare Group, Inc.*	37,900	1,032,775
Cerner Corp.*	17,700	765,702
First Horizon Pharmaceutical Corp.*	22,100	442,221
Kindred Healthcare, Inc.*	26,300	641,720
Lifeline Systems, Inc.*	4,900	119,658
Option Care, Inc.	39,600	612,612
PDI, Inc.*	17,400	469,626
RehabCare Group, Inc.*	26,600	612,598
Res-Care, Inc.*	30,500	361,425
SFBC International, Inc.*	10,900	286,779
Sierra Health Services, Inc.*	4,400	210,892
United Surgical Partners International, Inc.*	21,200	728,220
		8,434,975
Pharmaceuticals 3.4%
Alpharma, Inc. "A"	44,600	815,734
Bentley Pharmaceuticals, Inc.*	27,000	285,930
Bone Care International, Inc.*	20,300	493,290
Bradley Pharmaceutical, Inc.*	12,200	248,270
Impax Laboratories, Inc.*	32,400	497,664
Noven Pharmaceuticals, Inc.*	26,000	541,840
Perrigo Co.	51,500	1,058,325
Salix Pharmaceuticals Ltd.*	27,400	589,648
Valeant Pharmaceuticals International	34,000	820,080
		5,350,781
Industrials 14.5%
Aerospace & Defense 1.0%
Moog, Inc. "A"*	16,100	584,430
Orbital Sciences Corp.*	49,300	563,006
Teledyne Technologies, Inc.*	16,700	418,168
		1,565,604
Airlines 1.2%
Continental Airlines, Inc. "B"*	63,300	539,316
ExpressJet Holdings, Inc.*	87,500	875,875
Frontier Airlines, Inc.*	55,300	424,704
		1,839,895
Building Products 1.1%
Griffon Corp.*	31,800	670,980
Jacuzzi Brands, Inc.*	16,600	154,380
NCI Building Systems, Inc.*	28,600	912,340
		1,737,700
Commercial Services & Supplies 5.5%
Administaff, Inc.*	26,300	307,710
Brady Corp. "A"	6,000	292,620
Casella Waste Systems, Inc.*	36,900	436,896
Coinstar, Inc.*	35,700	831,810
Consolidated Graphics, Inc.*	20,700	867,330
CoStar Group, Inc.*	5,900	290,221
DiamondCluster International, Inc.*	38,900	474,580
Imagistics International, Inc.*	20,200	678,720
infoUSA, Inc.*	300	2,673
NCO Group, Inc.*	20,400	549,780
Stewart Enterprises, Inc. "A"*	105,000	729,750
Strayer Education, Inc.	9,000	1,035,090
TeleTech Holdings, Inc.*	53,800	507,872
The Advisory Board Co.	9,800	329,280
United Rentals, Inc.*	44,200	702,338
Ventiv Health, Inc.*	29,600	501,720
		8,538,390
Construction & Engineering 0.6%
Dycom Industries, Inc.*	33,000	936,870
Electrical Equipment 0.8%
Genlyte Group, Inc.*	10,800	695,412
Vicor Corp.	48,900	494,379
		1,189,791
Industrial Conglomerates 1.1%
ESCO Technologies, Inc.*	2,600	176,176
Matthews International Corp. "A"	9,400	318,472
Tredegar Corp.	64,200	1,168,440
		1,663,088
Machinery 1.7%
Actuant Corp. "A"*	3,600	148,356
Astec Industries, Inc.*	5,000	95,600
Flowserve Corp.*	30,500	737,490
Kennametal, Inc.	11,600	523,740
The Manitowoc Co., Inc.	29,600	1,049,616
Wabash National Corp.*	5,100	140,097
		2,694,899
Marine 0.3%
Kirby Corp.*	12,200	489,830
Road & Rail 0.8%
Covenant Transport, Inc. "A"*	5,000	96,600
Dollar Thrifty Automotive Group, Inc.*	27,600	671,508
Old Dominion Freight Line, Inc.*	11,100	319,791
SCS Transportation, Inc.*	5,100	96,594
		1,184,493
Trading Companies & Distributors 0.4%
Aviall, Inc.*	7,300	148,920
Brightpoint, Inc.*	26,700	459,240
		608,160
Information Technology 16.0%
Communications Equipment 1.8%
Aspect Communications Corp.*	49,000	486,570
C-COR.net Corp.*	58,800	496,860
Ditech Communications Corp.*	28,500	638,115
F5 Networks, Inc.*	13,800	420,348
InterDigital Communication Corp.*	37,600	613,632
ViaSat, Inc.*	8,900	178,890
		2,834,415
Computers & Peripherals 0.8%
Covansys Corp.*	10,400	120,016
Dot Hill Systems Corp.*	83,700	671,274
SBS Technologies, Inc.*	34,900	425,780
		1,217,070
Electronic Equipment & Instruments 3.6%
BEI Technologies, Inc. "B"	24,800	679,520
Checkpoint Systems, Inc.*	15,900	247,563
Cognex Corp.	27,400	717,880
Coherenet, Inc.*	14,600	378,724
Digimarc Corp.*	48,500	438,440
Global Imaging Systems, Inc.*	24,200	752,136
Littlefuse, Inc.*	26,100	901,233
MTS Systems Corp.	29,700	631,125
Rofin-Sinar Technologies, Inc.*	24,200	710,996
Zygo Corp.*	10,100	102,313
		5,559,930
Internet Software & Services 0.9%
Digital Insight Corp.*	10,400	141,752
EarthLink, Inc.*	23,700	244,110
eSPEED, INC.*	11,400	112,062
j2 Global Communications, Inc.*	13,700	432,783
Openwave Systems, Inc.*	22,600	199,332
Watchguard Technologies, Inc.*	4,500	21,060
WebEx Communications, Inc.*	15,300	333,846
		1,484,945
IT Consulting & Services 0.6%
Intrado, Inc.*	47,700	482,247
Websense, Inc.*	12,700	529,209
		1,011,456
Semiconductors & Semiconductor Equipment 3.8%
ADE Corp.*	25,500	434,392
Cirrus Logic, Inc.*	83,100	396,387
Diodes, Inc.*	15,100	388,976
Integrated Device Technology, Inc.*	61,200	583,236
LTX Corp.*	28,800	155,808
Micrel, Inc.*	58,700	611,067
Microsemi Corp.*	52,500	740,250
Pixelworks, Inc.*	56,300	563,563
PLX Technology, Inc.*	57,934	417,704
RF Micro Devices, Inc.*	74,300	471,062
Silicon Image, Inc.*	47,400	599,136
Siliconix, Inc.*	4,300	154,069
Standard Microsystems Corp.*	24,700	432,497
		5,948,147
Software 4.5%
ANSYS, Inc.*	14,500	721,085
Aspen Technology, Inc.*	64,500	450,855
E.Piphany*	17,600	70,928
eResearchTechnology, Inc.*	34,500	459,885
FactSet Research Systems, Inc.	6,700	322,940
FileNet Corp.*	22,000	384,120
Hyperion Solutions Corp.*	21,600	734,184
MICROS Systems, Inc.*	16,700	836,169
MRO Software, Inc.*	11,900	119,000
Progress Software Corp.*	11,400	226,860
Quest Software, Inc.*	13,900	154,568
RSA Security, Inc.*	21,800	420,740
Sonic Solutions*	36,300	592,416
SS&C Technologies, Inc.	32,350	631,795
Transaction Systems Architects, Inc. "A"*	21,700	403,295
Verity, Inc.*	22,700	292,376
Wind River Systems, Inc.*	11,600	141,520
		6,962,736
Materials 6.8%
Aerospace & Defense 0.1%
Applied Signal Technology, Inc.	3,400	108,766
Chemicals 2.4%
Cambrex Corp.	31,200	684,840
FMC Corp.*	11,400	553,698
Georgia Gulf Corp.	19,200	856,128
Macdermid, Inc.	12,200	353,312
NewMarket Corp.*	11,300	235,944
Octel Corp.	11,300	240,012
Terra Industries, Inc.*	83,000	718,780
W.R. Grace & Co.*	18,800	177,660
		3,820,374
Containers & Packaging 0.9%
Longview Fibre Co.	30,700	468,175
Silgan Holdings, Inc.	20,600	953,780
		1,421,955
Metals & Mining 2.5%
Carpenter Technology Corp.	20,300	969,122
Century Aluminum Co.*	31,800	881,814
Steel Dynamics, Inc.	27,700	1,069,774
Stillwater Mining Co.*	44,900	695,950
Titanium Metals Corp.*	9,100	213,486
		3,830,146
Paper & Forest Products 0.9%
Buckeye Technologies, Inc.*	24,000	267,600
Pope & Talbot, Inc.	46,500	818,400
Potlatch Corp.	6,700	313,627
		1,399,627
Telecommunication Services 0.9%
Diversified Telecommunication Services 0.6%
Golden Telecom Inc.	10,400	296,712
Ptek Holdings, Inc.*	72,600	622,182
Talk America Holdings, Inc.*	13,600	71,128
		990,022
Wireless Telecommunication Services 0.3%
Alamosa Holdings, Inc.*	43,200	330,048
At Road, Inc.*	9,400	39,668
		369,716
Utilities 1.7%
Gas Utilities 0.3%
South Jersey Industries, Inc.	5,100	243,525
Southern Union Co.*	12,300	252,150
		495,675
Multi-Utilities 1.4%
Energen Corp.	26,900	1,386,695
Sierra Pacific Resources*	84,000	751,800
		2,138,495
Total Common Stocks (Cost $138,483,046)		151,155,686

	Principal Amount ($)	Value ($)

US Government Backed 0.4%
US Treasury Bill, 1.38%**, 10/21/2004 (Cost $654,498) (b)	655,000	654,498

	Shares	Value ($)

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.70% (c) (Cost $3,966,561)	3,966,561	3,966,561

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $143,104,105) (a)	100.1	155,776,745
Other Assets and Liabilities, Net	(0.1)	(144,325)
Net Assets	100.0	155,632,420

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $143,083,229. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $12,693,516. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,834,052 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,140,536.
(b) At September 30, 2004, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At September 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Russell 2000 Index	12/16/2004	15	4,233,447	4,305,000	71,553

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments Investments in securities, at value (cost $139,137,544)	$ 151,810,184
Investment in Scudder Cash Management QP Trust (cost $3,966,561)	3,966,561
Total investments in securities, at value (cost $143,104,105)	155,776,745
Cash	10,000
Receivable for Fund shares sold	139,050
Dividends receivable	96,452
Interest receivable	6,554
Receivable for daily variation margin on open futures contracts	18,750
Total assets	156,047,551
Liabilities
Payable for Fund shares redeemed	83,768
Accrued management fee	96,769
Other accrued expenses and payables	234,594
Total liabilities	415,131
Net assets, at value	$ 155,632,420
Net Assets
Net unrealized appreciation (depreciation) on: Investments	12,672,640
Futures	71,553
Accumulated net realized gain (loss)	18,502,569
Paid-in capital	124,385,658
Net assets, at value	$ 155,632,420

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($12,923,267 / 519,646 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.87
Maximum offering price per share (100 / 94.25 of $24.87)	$ 26.39
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,544,841 / 105,172 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 24.20
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,026,841 / 42,412 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 24.21
Class AARP Net Asset Value, offering and redemption price per share ($62,599,269 / 2,494,872 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.09
Class S Net Asset Value, offering and redemption price per share ($76,538,202 / 3,049,129 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,050)	$ 1,185,476
Interest - Scudder Cash Management QP Trust	73,478
Interest	3,987
Total Income	1,262,941
Expenses: Management fee	1,079,479
Administrative fee	309,038
Services to shareholders	221,951
Custodian and accounting fees	72,867
Distribution service fees	63,937
Auditing	28,548
Legal	15,935
Trustees' fees and expenses	5,511
Reports to shareholders	26,048
Registration fees	8,358
Other	2,438
Total expenses before expense reductions	1,834,110
Expense reductions	(1,753)
Total expenses after expense reductions	1,832,357
Net investment income (loss)	(569,416)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	22,318,877
Futures	(339,228)
21,979,649
Net unrealized appreciation (depreciation) during the period on: Investments	(612,103)
Futures	215,517
(396,586)
Net gain (loss) on investment transactions	21,583,063
Net increase (decrease) in net assets resulting from operations	$ 21,013,647

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income (loss)	$ (569,416)	$ (54,871)
Net realized gain (loss) on investment transactions	21,979,649	2,009,362
Net unrealized appreciation (depreciation) on investment transactions during the period	(396,586)	24,154,227
Net increase (decrease) in net assets resulting from operations	21,013,647	26,108,718
Distributions to shareholders from: Net realized gains: Class A	(201,960)	-
Class B	(69,815)	-
Class C	(37,648)	-
Class AARP	(1,678,419)	-
Class S	(1,770,725)	-
Fund share transactions: Proceeds from shares sold	72,187,693	25,992,937
Reinvestment of distributions	3,588,425	-
Cost of shares redeemed	(46,856,624)	(23,722,161)
Net increase (decrease) in net assets from Fund share transactions	28,919,494	2,270,776
Increase (decrease) in net assets	46,174,574	28,379,494
Net assets at beginning of period	109,457,846	81,078,352
Net assets at end of period	$ 155,632,420	$ 109,457,846

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.43	$ 16.02	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.05)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.29	5.46	.06	(2.43)
Total from investment operations	4.14	5.41	(.02)	(2.46)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-
Net asset value, end of period	$ 24.87	$ 21.43	$ 16.02	$ 16.04
Total Return (%)[c]	19.45	33.77	(.12)	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	5	1.009
Ratio of expenses (%)	1.50	1.42	1.48	1.48*
Ratio of net investment income (loss) (%)	(.62)	(.25)	(.44)	(.60)*
Portfolio turnover rate (%)	186	164	146	48
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.03	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.33)	(.19)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.20	5.37	.06	(2.43)
Total from investment operations	3.87	5.18	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-
Net asset value, end of period	$ 24.20	$ 21.03	$ 15.85	$ 16.01
Total Return (%)[c]	18.47[d]	32.68	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.9		.02
Ratio of expenses before expense reduction (%)	2.32	2.25	2.28	2.28*
Ratio of expenses after expense reduction (%)	2.31	2.25	2.28	2.28*
Ratio of net investment income (loss) (%)	(1.43)	(1.08)	(1.24)	(1.40)*
Portfolio turnover rate (%)	186	164	146	48
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.04	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.33)	(.20)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.20	5.39	.06	(2.43)
Total from investment operations	3.87	5.19	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-
Net asset value, end of period	$ 24.21	$ 21.04	$ 15.85	$ 16.01
Total Return (%)[c]	18.51	32.74	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.9		.1	.002
Ratio of expenses (%)	2.28	2.21	2.26	2.25*
Ratio of net investment income (loss) (%)	(1.40)	(1.04)	(1.22)	(1.37)*
Portfolio turnover rate (%)	186	164	146	48
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 21.57	$ 16.09	$ 16.06	$ 18.32	$ 17.89
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.01)	(.03)	(.06)	(.08)
Net realized and unrealized gain (loss) on investment transactions	4.31	5.49	.06	(2.20)	.53
Total from investment operations	4.22	5.48	.03	(2.26)	.45
Less distributions from: Net investment income	-	-	-	-	(.02)
Net realized gains on investment transactions	(.70)	-	-	-	-
Total distributions	(.70)	-	-	-	(.02)
Net asset value, end of period	$ 25.09	$ 21.57	$ 16.09	$ 16.06	$ 18.32
Total Return (%)	19.70	34.06	.19	(12.34)	2.41[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	50	37	34	48
Ratio of expenses before expense reductions (%)	1.25	1.21	1.21	1.23	1.86[c]
Ratio of expenses after expense reductions (%)	1.25	1.21	1.21	1.23	1.73[c]
Ratio of net investment income (loss) (%)	(.37)	(.04)	(.17)	(.32)	(.46)
Portfolio turnover rate (%)	186	164	146	48	48
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.

Class S
Years Ended September 30,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.56	$ 16.08	$ 16.05	$ 18.30	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.01)	(.03)	(.06)	.00[c]
Net realized and unrealized gain (loss) on investment transactions	4.32	5.49	.06	(2.19)	(.20)
Total from investment operations	4.24	5.48	.03	(2.25)	(.20)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-	-
Net asset value, end of period	$ 25.10	$ 21.56	$ 16.08	$ 16.05	$ 18.30
Total Return (%)	19.80	34.08	.19	(12.30)	(1.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	52	41	42	46
Ratio of expenses (%)	1.20	1.21	1.21	1.23	1.19d*
Ratio of net investment income (loss) (%)	(.32)	(.04)	(.17)	(.32)	(.21)*
Portfolio turnover rate (%)	186	164	146	48	48
[a] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. The ratio without this reduction was 1.24%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 5,900,814
Undistributed net long-term capital gains	$ 12,652,431
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 12,693,516

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$ 2,108,465	$ -
Distributions from long-term capital gains	$ 1,650,102	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $286,006,267 and $261,472,854, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund $1,386 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.50%, 0.45% and 0.45% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004 the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period October 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 18,173
Class B	6,486
Class C	3,325
Class AARP	135,943
Class S	145,111
$ 309,038

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period April 1, 2004 through September 30, 2004, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.34%, 1.36%, 1.36%, 1.34% and 1.34% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class A, B, and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through September 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2004
Class A	$ 23,487	$ -	$ 12,311
Class B	5,355	259	2,612
Class C	2,230	-	1,081
Class AARP	99,456	-	49,850
Class S	77,054	-	39,523
	$ 207,582	$ 259	$ 105,377

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through September 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $57,981, of which all is unpaid at September 30, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class B	$ 19,045	$ 1,582
Class C	9,616	607
	$ 28,661	$ 2,189

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class A	$ 26,183	$ 2,924.23%
Class B	6,046	998.24%
Class C	3,047	407.24%
	$ 35,276	$ 4,329

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2004 aggregated $4,011. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended September 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $5,213 and $1,222, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004 the Fund's custodian fee was reduced by $108 for custodian credit earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	745,149	$ 18,446,587	162,865	$ 3,080,060
Class B	57,834	1,376,337	83,403	1,522,469
Class C	62,358	1,485,393	40,771	757,973
Class AARP	737,195	18,199,151	470,545	9,188,149
Class S	1,320,003	32,680,225	611,109	11,444,286
		$ 72,187,693		$ 25,992,937
Shares issued to shareholders in reinvestment of distributions
Class A	8,203	$ 195,311	-	$ -
Class B	2,608	60,805	-	-
Class C	1,605	37,431	-	-
Class AARP	66,485	1,594,331	-	-
Class S	70,943	1,700,547	-	-
		$ 3,588,425		$ -
Shares redeemed
Class A	(447,454)	$ (10,366,672)	(26,933)	$ (482,686)
Class B	(48,737)	(1,152,279)	(44,628)	(788,586)
Class C	(64,408)	(1,516,850)	(5,825)	(106,572)
Class AARP	(617,268)	(15,138,968)	(483,676)	(8,726,706)
Class S	(763,174)	(18,681,855)	(770,026)	(13,617,611)
		$ (46,856,624)		$ (23,722,161)
Net increase (decrease)
Class A	305,898	$ 8,275,226	135,932	$ 2,597,374
Class B	11,705	284,863	38,775	733,883
Class C	(445)	5,974	34,946	651,401
Class AARP	186,412	4,654,514	(13,131)	461,443
Class S	627,772	15,698,917	(158,917)	(2,173,325)
		$ 28,919,494		$ 2,270,776

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (the "Fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 24, 2004

Tax Information (Unaudited)

The Fund paid distributions of $0.31 per share from net long-term capital gains during its year ended September 30, 2004, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $14,900,000 as capital gain dividends for its year ended September 30, 2004, of which 100% represents 20% rate gains.

For corporate shareholders, 23% of the income dividends paid during the Fund's fiscal year ended September 30, 2004, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $1,400,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)
Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	460965-585	460965-577	460965-569
Fund Number	439	639	739

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASCSX	SSLCX
Fund Number	139	339

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  September 30, 2004, Investment Trust has adopted a code of  ethics,  as  defined  in  Item 2 of Form  N-CSR,  that  applies  to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER SMALL COMPANY STOCK FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year  Audit Fees                        Tax Fees        All Other
    Ended       Billed       Audit-Related     Billed to      Fees Billed
September 30,  to Fund   Fees Billed to Fund     Fund           to Fund
--------------------------------------------------------------------------------
2004            $50,000         $185            $7,000              $0
--------------------------------------------------------------------------------
2003            $44,800        $1,205           $8,700              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                  Audit-Related                               All
                 Fees Billed to  Tax Fees Billed to    Other Fees Billed
 Fiscal Year      Adviser and       Adviser and         to Adviser and
    Ended       Affiliated Fund   Affiliated Fund      Affiliated Fund
September 30,  Service Providers Service Providers    Service Providers
--------------------------------------------------------------------------------
2004              $613,907              $0                    $0
--------------------------------------------------------------------------------
2003              $502,457            $50,000                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                            Total Non-Audit Fees
                           billed to Adviser and       Total
                              Affiliated Fund        Non-Audit
                             Service Providers     Fees billed
                            (engagements related  to Adviser and
                 Total         directly to the     Affiliated Fund
                Non-Audit      operations and     Service Providers
               Fees Billed  financial reporting      (all other        Total
 Fiscal Year     to Fund        of the Fund)        engagements)    of (A), (B)
    Ended
 September 30,      (A)             (B)                   (C)         and (C)
--------------------------------------------------------------------------------
2004              $7,000             $0             $1,356,816       $1,363,816
--------------------------------------------------------------------------------
2003              $8,700          $50,000           $5,674,073       $5,732,773
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Stock Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Small Company Stock Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

By:                                 /s/Paul Schubert
                                    ------------------------------
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ------------------------------